Statements of Cash Flows (USD $)	1 Months Ended
Aug. 15, 2014
Cash Flows Used in Operating Activities:
Net Loss	$ (83,544)
Adjustments to reconcile net loss to net cash used in operations
Stock issued for services	61,000
Changes in operating assets and liabilities:
(Decrease) Increase in accounts payable and accrued expenses	11,514
Net Cash Used In Operating Activities	(11,030)
Cash Flows From Investing Activities:
Purchase of computer software	(4,000)
Payment on note receivable- related party	(7,000)
Net Cash Used In Investing Activities	(11,000)
Cash Flows From Financing Activities:
Common stock issued for cash	50,000
Net Cash Provided by Financing Activities	50,000
Net Increase in Cash	27,970
Cash at Beginning of Period
Cash at End of Period	27,970
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest
Cash paid for taxes